UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION



	Washington, D.C. 20549
	________________________________________



	FORM 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 23, 1997


THE MONTANA POWER COMPANY
(Exact name of registrant as specified in its charter)



		Montana		1-4566		      81-0170530
(State or other jurisdiction	(Commission		    (IRS Employer
	of incorporation)	 File Number)		 Identification No.)



40 East Broadway, Butte, Montana 59701
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code (406) 723-5421

Exhibit Index is found on page 5.


ITEM 5.  Other Events.

	Second Quarter Net Income

	Net income for the quarter ended June 30, 1997 was 25 cents per share, an increase of two cents per share over the second quarter 1996

	Nonutility earnings increased eight cents per share due primarily to increased earnings from coal operations as the increase in coal volumes sold to the Colstrip generating units more than offset the decrease in coal prices due to the settlement of a dispute with Puget Sound Energy earlier this year. The Colstrip units are operating normally this quarter after being displaced during the second quarter of 1996 due to the availability of low-cost power in the region. Nonutility earnings include an after-tax gain of $4,400,000 on the sale of a Canadian oil property. The Company is focusing its attention on natural gas markets. Net income from independent power operations decreased three cents per share for the second quarter principally due to a decrease in long-term power sales revenue resulting from the settlement with Puget Sound Energy. Utility earnings for the second quarter of 1997 decreased six cents per share primarily due to a $3,600,000 before-tax metering correction recorded in the second quarter of 1996 and unanticipated 1997 maintenance costs at the Billings steam plant.

	Consolidated net income for the six months ended June 30, 1997 was $1.08, a 16% increase over the same period last year. In addition to the Nonutility items which impacted earnings discussed above, net income from oil and natural gas operations increased nine cents per share due primarily to significantly higher market prices for oil and natural gas in the U.S. and Canada and increased production during the first quarter of 1997. Market prices returned to more recent levels during the second quarter of 1997. Utility earnings for the six months ended June 30, 1997 decreased over last year principally due to the items mentioned previously. The decrease was partially offset by the Utility realizing better margins on its first quarter electric wholesale activities and a decline in purchased power costs primarily due to the expiration of two higher-priced firm contracts in 1996. Warmer weather experienced during the earlier months of this year reduced electric and natural gas volumes sold.

	Earnings for the twelve months ended June 30, 1997 increased $1.04 per share principally due to the absence of the 85 cent per share writedown of the investment in the Colorado coal mine and its related 1995 operating losses, the adoption of SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of" recorded in the fourth quarter of 1995 and those items previously discussed.


	For comparative purposes, the following table shows the breakdown of consolidated net income per share:

			     Quarter Ended
			June 30,	June 30,
			  1997  	  1996

	Utility Operations	$   0.05	$   0.11
	Nonutility Operations	    0.20	    0.12
		Consolidated	$   0.25	$   0.23

			   Six Months Ended
			June 30,	June 30,
			  1997  	  1996

	Utility Operations	$   0.56	$   0.61
	Nonutility Operations	    0.52	    0.32
		Consolidated	$   1.08	$   0.93


			  Twelve Months Ended
			June 30,	June 30,
			  1997  	  1996

	Utility Operations	$   1.08	$   1.25
	Nonutility Operations	    1.10	   (0.11)
		Consolidated	$   2.18	$   1.14

ITEM 7.  Exhibits.

99a	Consolidated Statements of Income for the Quarters Ended June 30, 1997
and 1996, Six Months Ended June 30, 1997 and 1996, and for the Twelve
Months Ended June 30, 1997 and 1996.

99b	Utility Operations Schedule of Revenues and Expenses for the Quarters
Ended June 30, 1997 and 1996, Six Months Ended June 30, 1997 and 1996, and for the Twelve Months Ended June 30, 1997 and 1996.

99c	Nonutility Operations Schedule of Revenues and Expenses for the Quarters
Ended June 30, 1997 and 1996, Six Months Ended June 30, 1997 and 1996, and for the Twelve Months Ended June 30, 1997 and 1996.

	Exhibit Index

Exhibit	Page

99a	Consolidated Statements of Income for the Quarters Ended
June 30, 1997 and 1996, Six Months Ended June 30, 1997 and 1996,
and for the Twelve Months Ended June 30, 1997 and 1996.	6

99b	Utility Operations Schedule of Revenues and Expenses for the
Quarters Ended June 30, 1997 and 1996, Six Months Ended June 30,
1997 and 1996, and for the Twelve Months Ended June 30, 1997 and
1996.	7

99c	Nonutility Operations Schedule of Revenues and Expenses for the
Quarters Ended June 30, 1997 and 1996, Six Months Ended June 30,
1997 and 1996, and for the Twelve Months Ended June 30, 1997 and
1996.	8-9


Exhibit 99a

CONSOLIDATED STATEMENT OF INCOME
The Montana Power Company and Subsidiaries

	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1997  	  1996	  1997  	  1996	  1997	  1996
	                 Thousands of Dollars
REVENUES		$216,369	$197,919	$497,421	$462,324	$1,008,305	$949,608

EXPENSES:
  Operations		86,015	82,831	190,357	187,862	384,044	399,216
  Maintenance		20,594	15,357	38,558	31,450	75,290	63,715
  Selling, general and
    administrative		31,683	25,965	58,806	50,449	119,500	101,153
  Taxes other than income taxes		24,008	20,130	49,306	42,810	94,399	87,608
  Depreciation, depletion and
    amortization		22,963	 21,351	45,919	42,106	92,557	84,659
  Writedowns of long-lived assets													74,297
			185,263		165,634		382,946		354,677		765,790		810,648

  INCOME FROM OPERATIONS		31,106	32,285	114,475	107,647	242,515	138,960

INTEREST EXPENSE AND OTHER:
  Interest		12,873	11,692	25,436	23,678	50,527	45,711
  Distributions on company obligated
    mandatorily redeemable preferred
    securities of subsidiary trust		1,373		2,746		2,746
  Other (income) deductions - net			(7,687)		(1,710)		(12,504)		(2,451)		(14,497)		(10,197)
			6,559		9,982		15,678		21,227		38,776		35,514

INCOME TAXES			9,795		8,017		37,840		31,819		77,996		33,811

NET INCOME		14,752	14,286	60,957	54,601	125,743	69,635
DIVIDENDS ON PREFERRED STOCK			922		1,807		1,845		3,614		6,589		7,227

NET INCOME AVAILABLE FOR
  COMMON STOCK		$	13,830	$	12,479	$	59,112	$	50,987	$	119,154	$	62,408

AVERAGE NUMBER OF COMMON SHARES
  OUTSTANDING (000)		54,630	54,632	54,632	  54,635	54,632	  54,510

NET INCOME PER SHARE OF
  COMMON STOCK	$	0.25	$	0.23	$	1.08	$	0.93	$	2.18	$	1.14

Exhibit 99b

UTILITY OPERATIONS

	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1997  	  1996	  1997  	  1996	  1997	  1996
	                 Thousands of Dollars
ELECTRIC UTILITY:
REVENUES:
  Revenues		$	95,827	$	85,410	$217,517	$205,297	$442,391	$425,487
  Intersegment revenues			926		1,487		2,263		3,515		4,542		6,100
		96,753	86,897	219,780	208,812	446,933	431,587
EXPENSES:
  Power supply		30,668	24,999	66,234	66,745	136,306	146,828
  Transmission and distribution		7,934	 7,562	15,909	15,021	31,151	28,803
  Selling, general and
    administrative		13,488	10,742	27,693	22,055	57,729	42,605
  Taxes other than income taxes		13,208	11,478	26,187	23,416	48,963	43,443
  Depreciation and amortization			13,248		11,548		26,462		23,095		51,847		44,350
			78,546		66,329		162,485		150,332		325,996		306,029

  INCOME FROM ELECTRIC OPERATIONS		18,207	20,568	57,295	58,480	120,937	125,558

NATURAL GAS UTILITY:

REVENUES:
  Revenues (including gas supply
    cost revenues)		23,016	23,217	70,096	71,181	127,444	123,622
Intersegment revenues			93		151		326		358		617		670
		23,109	23,368	70,422	71,539	128,061	124,292
EXPENSES:
  Gas supply costs		3,082	3,904	9,934	13,980	16,700	22,254
  Other production, gathering and
    exploration		2,208	2,325	4,675	4,691	9,320	9,144
  Transmission and distribution		2,760	2,837	5,636	5,907	11,440	11,331
  Selling, general and
    administrative		4,752	4,334	9,509	8,682	19,512	16,970
  Taxes other than income taxes		4,342	3,708	8,651	7,720	16,653	15,289
  Depreciation, depletion and
    amortization			3,247		2,929		6,503		5,860		12,792		11,252
			20,391		20,037		44,908		46,840		86,417		86,240

  INCOME FROM GAS OPERATIONS		2,718	3,331	25,514	24,699	41,644	38,052

INTEREST EXPENSE AND OTHER:
  Interest		12,428	11,311	24,566	23,051	48,178	45,184
  Distributions on company obligated
    mandatorily redeemable preferred
    securities of subsidiary trust		1,373		2,746		2,746
  Other (income) deductions - net			400		(966)		(355)		(1,461)		703		(4,103)
			14,201		10,345		26,957		21,590		51,627		41,081

INCOME BEFORE INCOME TAXES		6,724	13,554	55,852	61,589	110,954	122,529

INCOME TAXES			3,259		5,731		23,468		24,758		45,397		47,243

UTILITY NET INCOME		$	3,465	$	7,823	$	32,384	$	36,831	$	65,557	$	75,286

	Exhibit 99c

NONUTILITY OPERATIONS
	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1997  	  1996	  1997  	  1996	  1997	  1996
	                 Thousands of Dollars
COAL:
REVENUES:
  Revenues		$35,547	$31,319	$78,121	$69,709	$172,314	$175,044
  Intersegment revenues			6,773		4,836		14,649		13,033		33,064		32,178
		42,320	36,155	92,770	82,742	205,378	207,222
EXPENSES:
  Operations and maintenance		25,228	25,294	54,936	52,830	117,966	128,263
  Selling, general and
    administrative		5,487	5,420	10,098	10,555	20,916	24,202
  Taxes other than income taxes		4,419	3,467	10,238	8,842	22,280	23,999
  Depreciation, depletion and
    amortization		1,253	1,078	2,747	2,221	6,178	7,162
  Writedowns of long-lived assets													55,103
		36,387		35,259		78,019		74,448		167,340		238,729

  INCOME (LOSS) FROM COAL
     OPERATIONS		5,933	896	14,751	8,294	38,038	(31,507)

OIL AND NATURAL GAS:

REVENUES:
  Revenues 		34,452	29,406	76,808	58,469	142,871	111,021
  Intersegment revenues			89		67		195		166		321		404
		34,541	29,473	77,003	58,635	143,192	111,425
EXPENSES:
  Operations and maintenance		23,469	17,802	47,938	35,451	89,461	68,254
  Selling, general and
    administrative		2,756	2,506	5,006	4,932	10,227	9,702
  Taxes other than income taxes		1,093	924	2,653	1,758	3,826	2,778
  Depreciation, depletion and
    amortization		4,135	4,635	8,435	8,588	16,927	16,925
  Writedowns of long-lived assets													19,194
			31,453		25,867		64,032		50,729		120,441		116,853

  INCOME (LOSS) FROM OIL AND NATURAL
     GAS OPERATIONS		3,088	3,606	12,971	7,906	22,751	 (5,428)

INDEPENDENT POWER:

REVENUES:
  Revenues		17,020	18,283	34,218	38,000	71,539	77,784
  Earnings from unconsolidated
    investments		1,647	3,150	4,672	5,859	19,987	8,756
  Intersegment Revenues			397		352		1,214		421		2,219		601
	19,064	21,785	40,104	44,280	93,745	87,141

EXPENSES:
  Operations and maintenance		14,756	14,874	30,660	31,486	63,447	66,563
  Selling, general and
    administrative		1,107	1,044	2,196	1,866	5,553	4,051
  Taxes other than income taxes		751	451	1,246	882	2,147	1,730
  Depreciation, depletion and
    amortization			661		784		966		1,568		3,191		3,266
		17,275	 17,153		35,068		35,802		74,338		75,610
INCOME FROM INDEPENDENT POWER
  OPERATIONS		1,789	4,632	5,036	8,478	19,407	11,531


	Exhibit 99c
NONUTILITY OPERATIONS (continued)

	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1997  	  1996	  1997  	  1996	  1997	  1996
	                 Thousands of Dollars

TELECOMMUNICATIONS:

REVENUES:
  Revenues		$	8,070	$	6,564	$15,074	$12,879	$29,836	$25,386
  Intersegment Revenues			205				386				519		208
	8,275	6,564	15,460	12,879	30,355	25,594

EXPENSES:
  Operations and maintenance		5,529	4,335	10,364	8,499	20,181	16,722
  Selling, general and
    administrative		1,891	1,427	3,526	2,722	6,302	5,134
  Taxes other than income taxes		193	101	329	192	528	372
  Depreciation, depletion and
    amortization			287		212		541		435		1,016		861
		7,900		6,075		14,760		11,848		28,027		23,089

  INCOME FROM TELECOMMUNICATIONS
    OPERATIONS		375	489	700	1,031	2,328	2,505

OTHER OPERATIONS:

REVENUES:
  Revenues		543	310	705	545	1,362	1,610
  Intersegment revenues			824		273		1,114		409		1,487		748
		1,367	583	1,819	954	2,849	2,358
EXPENSES:
  Operations and maintenance		(1,003)	291	695	555	1,345	1,217
  Selling, general and
    administrative		3,239	1,365	2,649	1,301	3,487	2,050
  Taxes other than income taxes
  Depreciation, depletion and
    amortization			133		165		266		339		607		843
			2,369		1,821		3,610		2,195		5,439		4,110

  LOSS FROM OTHER OPERATIONS		(1,002)	(1,238)	(1,791)	(1,241)	(2,590)	(1,752)

INTEREST EXPENSE AND OTHER:
  Interest		1,787	1,049	2,899	1,978	5,750	3,737
  Other (income) deductions - net			(9,427)		(1,412)	(14,177)		(2,341)	(18,601)		(9,305)
			(7,640)		(363)		(11,278)		(363)	(12,851)		(5,568)

INCOME (LOSS) BEFORE INCOME TAXES		17,823	8,748	42,945	24,831	92,785	(19,083)

INCOME TAXES			6,536		2,285		14,372		7,061		32,599		(13,432)

NONUTILITY NET INCOME (LOSS)		$	11,287	$	6,463	$28,573	$17,770	$	60,186	$	(5,651)

SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


		     THE MONTANA POWER COMPANY
		 (Registrant)


		By /s/ J. P. Pederson
		J. P. Pederson
		Vice President and Chief
		  Financial Officer

Dated:  July 23, 1997





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